U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) :September 11th, 2002

                      Desert Sky Consulting Services, Inc.
--------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)


                          Commission File No. 000-32755

                 Nevada                                   86-1010346
--------------------------------------------------------------------------------
    (State or other Jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                   Identification Number.)

                                 8776 East Shea
                                  Suite B3A323
                              Scottsdale, AZ 85260
                                 (602) 821-6492
--------------------------------------------------------------------------------
(Address, including zip code, including area code, and telephone number of registrant's principal executive offices)


                                      None
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)



ITEM 5. OTHER EVENTS

     Amendments to the Company's Articles of Incorporation

     The Shareholders of the Company have approved two amendments to its Articles of Incorporation.

     The first amendment is to Article I , and is made for the purpose of changing the name of the Corporation from Desert Sky Consulting Services, Inc. to Wireless Billboards Technologies Corp. The name change became effective on September 11, 2002. On September 26, 2002, the Corporation filed with the Secretary of State of the State of Nevada a Certificate of Amendment to its Articles of Incorporation, evidencing such name change.

     The date of adoption of the above amendment to Articles I, by the Shareholders of this Corporation, is September 11,2002.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits: The exhibits listed below are attached and filed as part of this report:

 Exhibits         Description
 --------         --------------
  2.1             AMENDED ARTICLES OF INCORPORATION
  2.2             MINUTES OF ACTION BY THE SHAREHOLDERS

                                   SIGNATURES

     In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, who are duly authorized.

                                Registrant: Desert Sky Consulting Services, Inc.
                                Date: July 24, 2003
                                /s/ Arshad Shah
                                -------------------------------
                                    Arshad Shah,  President and Director